Exhibit 99.1

H2O America Announces Proposed Offering of Common Stock with a Forward Component

SAN JOSE, Calif., March 02 (GLOBE NEWSWIRE) – H2O America (NASDAQ: HTO) (“HTO” or the “Company”) announced today that it has commenced an underwritten public offering of $550 million in shares of its common stock, par value $0.001 per share (the “Offering”), subject to market and other conditions. Of the $550 million in shares of common stock being offered, the Company expects to issue and sell directly approximately $150 million in shares to the underwriters in the offering, and the forward purchasers (as defined below) or their respective affiliates and/or agents expect to borrow from third parties and sell to such underwriters approximately $400 million in shares of common stock in connection with the forward sale agreements described below.

In connection with the Offering, the Company expects to grant the underwriters a 30-day option to purchase directly from the Company up to an additional $82.5 million in additional shares of its common stock on the same terms as the Offering.

In connection with the Offering, the Company expects to enter into forward sale agreements with JPMorgan Chase Bank, National Association, New York Branch and Wells Fargo Bank, National Association (or their respective affiliates), each in its capacity as a forward counterparty (the “forward purchasers”), pursuant to which the Company will agree to issue and sell to the forward purchasers (subject to the Company’s right to elect cash settlement or net share settlement under the forward sale agreements) an aggregate of $400 million in shares of its common stock at an initial forward price per share equal to the price per share at which the underwriters purchase shares in the Offering, subject to certain adjustments, upon physical settlement of the forward sale agreements. Each forward sale agreement provides for settlement on a settlement date or dates to be specified at the Company’s discretion on or prior to March 2, 2028. If the underwriters exercise their option to purchase additional shares of common stock in the Offering, the Company expects to issue and sell such shares directly to the underwriters.

The Company intends to use the net proceeds of the Offering from the sale of the shares of our common stock and upon settlement of the forward sale agreements, together with the net proceeds of certain debt financing, to finance the Quadvest Acquisition and to pay related fees and expenses and for general corporate purposes, which may include acquisitions, capital expenditures, share repurchases or debt repayment. However, the Offering is not conditioned on the consummation of the Quadvest Acquisition or any future debt financing. If for any reason the Quadvest Acquisition does not close, then the Company expects to use the net proceeds from this offering for general corporate purposes, which may include acquisitions, capital expenditures, share repurchases or debt repayment, and the Company will not have any obligation to repurchase any or all of the shares of our common stock sold in the Offering (if any).

J.P. Morgan and Wells Fargo Securities are acting as joint book-running managers and as representatives of the underwriters for the Offering. In connection with the offering, the Company will issue and sell shares to the underwriters to the extent that the forward purchasers (or their respective affiliates) do not borrow and sell such number of shares.

The offering is being made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a prospectus supplement, including the accompanying base prospectus. Before you invest, you should read the preliminary prospectus supplement and accompanying prospectus, the registration statement, and the other documents that the Company has filed with the SEC for more complete information about the Company and the offering. Copies of the preliminary prospectus supplement and the final prospectus supplement, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by email at prospectus-eq_fi@jpmchase.com; or Wells Fargo Securities, LLC, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, Attention: WFS Customer Service, toll-free at 1-800-645-3751 or email to WFScustomerservice@wellsfargo.com.

About H2O America

H2O America (NASDAQ: HTO) is a national investor-owned network of local water and wastewater utilities united by one purpose: delivering clean, high-quality water to the communities we call home.

For H2O America, providing water is more than a responsibility - it’s a privilege. Every connection we serve helps sustain what matters most: public health, vibrant neighborhoods, and a reliable future.

Across approximately 409,000 water and wastewater service connections, we invest in critical infrastructure to strengthen water supply for generations to come. We stay actively engaged in our local communities while focusing on operational excellence and delivering sustainable, long-term value to our investors.

Water is local - and so are our roots. Through our four regional water utilities - Connecticut Water, Maine Water, San Jose Water, and Texas Water - we proudly serve more than 1.6 million people across the country. Together, we protect what’s precious.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements relating to the proposed offering and expected use of net proceeds, which statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risks associated with the proposed Quadvest transaction, including, the risk of the proposed transactions not closing on the anticipated timeline, or at all, the ability to obtain required regulatory approvals, and the ability to successfully integrate Quadvest’s operations and realize the projected financial and other benefits of the proposed transactions; (2) the effect of water, utility, environmental and other governmental policies and regulations, including regulatory actions concerning rates, authorized return on equity, authorized capital structures, capital expenditures, PFAS and other decisions; (3) changes in demand for water and other services; (4) unanticipated weather conditions and changes in seasonality including those affecting water supply and customer usage; (5) the effect of the impact of climate change; (6) unexpected costs, charges or expenses; (7) our ability to successfully evaluate investments in new business and growth initiatives; (8) contamination of our water supplies and damage or failure of our water equipment and infrastructure; (9) the risk of work stoppages, strikes and other labor-related actions; (10) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, hurricanes, terrorist acts, physical attacks, cyber-attacks, epidemic, or similar occurrences; (11) changes in general economic, political, legislative, business and financial market conditions; and (12) the ability to obtain financing on favorable terms, or at all (including the financing for the proposed transactions with Quadvest in a timely manner), which can be affected by various factors, including credit ratings, changes in interest rates, compliance with regulatory requirements, compliance with the terms and conditions of our outstanding indebtedness, and general market and economic conditions. The risks, uncertainties and other factors may cause the actual results, performance or achievements of H2O America to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Other factors that may cause actual results, performance or achievements to materially differ are described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

H2O America Contacts:

Ann P. Kelly
Chief Financial Officer and Treasurer
(408) 385-4752
Ann.Kelly@H2O-America.com

Jonathan G. Reeder
Senior Director of Treasury & Investor Relations
(475) 414-1034
InvestorRelations@H2O-America.com